Sterling Capital Focus Equity ETF

LCG
a series of Northern Lights Fund Trust IV

Supplement dated November 8, 2022

To the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) of

Sterling Capital Focus Equity ETF (the “Fund”) dated September 28, 2022

Effective immediately, Jeremy Lopez no longer serves as co-portfolio manager of the Fund. Colin R. Ducharme serves as the sole portfolio manager. Therefore, all references to Jeremy Lopez are removed from the Fund’s Prospectus, Summary Prospectus and SAI.

You should read this Supplement in conjunction with the Fund’s Prospectus, Summary Prospectus and SAI dated September 28, 2022 which provide information that you should know about the Fund before investing. The Fund’s Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting www.sterlingcapital.com/etf or by calling 1-888-637-7798.